UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

SWK HOLDINGS CORPORATION

(Name of Registrant as Specified In Its Charter)

DOUBLE BLACK DIAMOND OFFSHORE LTD.

BLACK DIAMOND OFFSHORE LTD.

CARLSON CAPITAL, L.P.

EDWARD B. STEAD

D. BLAIR BAKER

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(3)	Filing Party:
	(4)	Date Filed:

On August 18, 2014, Double Black Diamond Offshore Ltd. (“Double Offshore Ltd.”), Black Diamond Offshore Ltd. (“Offshore Ltd.,” and together with Double Offshore Ltd., the “Funds”), Double Black Diamond, L.P., Carlson Capital, L.P. (“Carlson Capital”), Asgard Investment Corp. II, Asgard Investment Corp., Clint D. Carlson, and Michael D. Weinberg filed with the U.S. Securities and Exchange Commission (the “SEC”) a seventh amendment to their Schedule 13D (“Amendment No. 7”) with respect to SWK Holdings Corporation, a Delaware corporation (the “Company”). Amendment No. 7 discloses, among other things, that the Funds have withdrawn their letter, dated as of July 15, 2014 (the “Nomination Letter”), nominating certain persons to serve as directors of the Company. Accordingly, at this time (i) the Funds no longer intend to file a proxy statement with the SEC or to otherwise solicit stockholders of the Company in connection with the nominations disclosed in the Nomination Letter, and (ii) none of the persons identified in the Schedule 14A filed with the SEC on July 16, 2014 concerning the Nomination Letter have any further interest in such solicitation.

Amendment No. 7, including the exhibits thereto, is attached hereto as Exhibit 1 and is incorporated herein by reference.

Exhibits

Exhibit 1	Amendment No. 7, filed with the SEC on August 18, 2014.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D/A

(Rule 13d-101)

Under the Securities Exchange Act of 1934

(Amendment No. 7)*

SWK HOLDINGS CORPORATION

(Name of Issuer)

Common Stock, par value $0.001 per share

(Title of Class of Securities)

483600300

(CUSIP Number)

Chris Haga

Carlson Capital, L.P.

2100 McKinney Avenue

Dallas, TX 75201

(214) 932-9600

with a copy to:

Robert B. Little

Gibson, Dunn & Crutcher LLP

2100 McKinney Avenue

Dallas, TX 75201

(214) 698-3260

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

August 18, 2014

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box.  ☐

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 483600300	Page 2 of 15

1.	Names of Reporting Persons Double Black Diamond Offshore Ltd.
2.	Check the Appropriate Box if a Member of a Group (See Instructions) (a) ☐ (b) ☐
3.	SEC Use Only
4.	Source of Funds (See Instructions) WC
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Item 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization Cayman Islands
Number of Shares Beneficially Owned by Each Reporting Person With	7.	Sole Voting Power 0
	8.	Shared Voting Power 63,533,677 Shares
	9.	Sole Dispositive Power 0
	10.	Shared Dispositive Power 63,533,677 Shares
11.	Aggregate Amount Beneficially Owned by Each Reporting Person 63,533,677 Shares
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11) 64.1%
14.	Type of Reporting Person (See Instructions) CO

CUSIP No. 483600300	Page 3 of 15

1.	Names of Reporting Persons Black Diamond Offshore Ltd.
2.	Check the Appropriate Box if a Member of a Group (See Instructions) (a) ☐ (b) ☐
3.	SEC Use Only
4.	Source of Funds (See Instructions) WC
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Item 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization Cayman Islands
Number of Shares Beneficially Owned by Each Reporting Person With	7.	Sole Voting Power 0
	8.	Shared Voting Power 4,523,423 Shares
	9.	Sole Dispositive Power 0
	10.	Shared Dispositive Power 4,523,423 Shares
11.	Aggregate Amount Beneficially Owned by Each Reporting Person 4,523,423 Shares
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11) 4.6%
14.	Type of Reporting Person (See Instructions) CO

CUSIP No. 483600300	Page 4 of 15

1.	Names of Reporting Persons Double Black Diamond, L.P.
2.	Check the Appropriate Box if a Member of a Group (See Instructions) (a) ☐ (b) ☐
3.	SEC Use Only
4.	Source of Funds (See Instructions) WC
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Item 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization Delaware
Number of Shares Beneficially Owned by Each Reporting Person With	7.	Sole Voting Power 0
	8.	Shared Voting Power 1,000,000 Shares (issuable upon exercise of a warrant)
	9.	Sole Dispositive Power 0
	10.	Shared Dispositive Power 1,000,000 Shares (issuable upon exercise of a warrant)
11.	Aggregate Amount Beneficially Owned by Each Reporting Person 1,000,000 Shares (issuable upon exercise of a warrant)
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11) 1.0%
14.	Type of Reporting Person (See Instructions) PN

CUSIP No. 483600300	Page 5 of 15

1.	Names of Reporting Persons Carlson Capital, L.P.
2.	Check the Appropriate Box if a Member of a Group (See Instructions) (a) ☐ (b) ☐
3.	SEC Use Only
4.	Source of Funds (See Instructions) AF
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Item 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization Delaware
Number of Shares Beneficially Owned by Each Reporting Person With	7.	Sole Voting Power 0
	8.	Shared Voting Power 69,057,100 Shares (includes warrant to purchase 1,000,000 Shares)
	9.	Sole Dispositive Power 0
	10.	Shared Dispositive Power 69,057,100 Shares (includes warrant to purchase 1,000,000 Shares)
11.	Aggregate Amount Beneficially Owned by Each Reporting Person 69,057,100 Shares (includes warrant to purchase 1,000,000 Shares)
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11) 69.7%
14.	Type of Reporting Person (See Instructions) PN; IA

CUSIP No. 483600300	Page 6 of 15

1.	Names of Reporting Persons Asgard Investment Corp. II
2.	Check the Appropriate Box if a Member of a Group (See Instructions) (a) ☐ (b) ☐
3.	SEC Use Only
4.	Source of Funds (See Instructions) AF
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Item 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization Delaware
Number of Shares Beneficially Owned by Each Reporting Person With	7.	Sole Voting Power 0
	8.	Shared Voting Power 69,057,100 Shares (includes warrant to purchase 1,000,000 Shares)
	9.	Sole Dispositive Power 0
	10.	Shared Dispositive Power 69,057,100 Shares (includes warrant to purchase 1,000,000 Shares)
11.	Aggregate Amount Beneficially Owned by Each Reporting Person 69,057,100 Shares (includes warrant to purchase 1,000,000 Shares)
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11) 69.7%
14.	Type of Reporting Person (See Instructions) CO

CUSIP No. 483600300	Page 7 of 15

1.	Names of Reporting Persons Asgard Investment Corp.
2.	Check the Appropriate Box if a Member of a Group (See Instructions) (a) ☐ (b) ☐
3.	SEC Use Only
4.	Source of Funds (See Instructions) AF
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Item 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization Delaware
Number of Shares Beneficially Owned by Each Reporting Person With	7.	Sole Voting Power 0
	8.	Shared Voting Power 69,057,100 Shares (includes warrant to purchase 1,000,000 Shares)
	9.	Sole Dispositive Power 0
	10.	Shared Dispositive Power 69,057,100 Shares (includes warrant to purchase 1,000,000 Shares)
11.	Aggregate Amount Beneficially Owned by Each Reporting Person 69,057,100 Shares (includes warrant to purchase 1,000,000 Shares)
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11) 69.7%
14.	Type of Reporting Person (See Instructions) CO

CUSIP No. 483600300	Page 8 of 15

1.	Names of Reporting Persons Clint D. Carlson
2.	Check the Appropriate Box if a Member of a Group (See Instructions) (a) ☐ (b) ☐
3.	SEC Use Only
4.	Source of Funds (See Instructions) AF
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Item 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization United States
Number of Shares Beneficially Owned by Each Reporting Person With	7.	Sole Voting Power 0
	8.	Shared Voting Power 69,057,100 Shares (includes warrant to purchase 1,000,000 Shares)
	9.	Sole Dispositive Power 0
	10.	Shared Dispositive Power 69,057,100 Shares (includes warrant to purchase 1,000,000 Shares)
11.	Aggregate Amount Beneficially Owned by Each Reporting Person 69,057,100 Shares (includes warrant to purchase 1,000,000 Shares)
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11) 69.7%
14.	Type of Reporting Person (See Instructions) IN

CUSIP No. 483600300	Page 9 of 15

1.	Names of Reporting Persons Michael D. Weinberg
2.	Check the Appropriate Box if a Member of a Group (See Instructions) (a) ☐ (b) ☐
3.	SEC Use Only
4.	Source of Funds (See Instructions) OO
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Item 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization United States
Number of Shares Beneficially Owned by Each Reporting Person With	7.	Sole Voting Power 305,000 Shares
	8.	Shared Voting Power 0
	9.	Sole Dispositive Power 305,000 Shares
	10.	Shared Dispositive Power 0
11.	Aggregate Amount Beneficially Owned by Each Reporting Person 305,000 Shares
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11) 0.3%
14.	Type of Reporting Person (See Instructions) IN

Introduction

This Amendment No. 7 (“Amendment No. 7”) amends and supplements the statement on Schedule 13D filed with the Securities and Exchange Commission (the “SEC”) on November 4, 2009 (the “Original Schedule 13D”), as amended by Amendment No. 1 to the Original Schedule 13D filed with the SEC on November 25, 2009 (“Amendment No. 1”), and as further amended by Amendment No. 2 to the Original Schedule 13D filed with the SEC on March 1, 2012 (“Amendment No. 2”), and as further amended by Amendment No. 3 to the Original Schedule 13D filed with the SEC on September 9, 2013 (“Amendment No. 3”), and as further amended by Amendment No. 4 to the Original Schedule 13D filed with the SEC on May 16, 2014 (“Amendment No. 4”), and as further amended by Amendment No. 5 to the Original Scheduled 13D filed with the SEC on June 23, 2014 (“Amendment No. 5”), and as further amended by Amendment No. 6 to the Original Schedule 13D filed with the SEC on July 16, 2013 (“Amendment No. 6,” and together with the Original Schedule 13D, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and this Amendment No. 7, the “Schedule 13D”) with respect to the shares (“Shares”) of common stock, par value $0.001 per share, of SWK Holdings Corporation (the “Issuer”). Capitalized terms used herein and not otherwise defined in this Amendment No. 7 have the meanings set forth in the Schedule 13D. This Amendment No. 7 amends Items 3, 4, 5, 6 and 7 as set forth below.

Item 3. Source and Amount of Funds or Other Consideration.

Item 3 of the Schedule 13D is hereby amended and restated in its entirety as follows:

A total of approximately $88,456,913.26 was used by the Reporting Persons to acquire the Shares reported herein (other than the Shares beneficially held by Mr. Weinberg). With the exception of Mr. Weinberg, the source of funds used to make the purchases reported herein is the working capital of the Funds and margin borrowings described in the following sentence. A total of 7,701,674 Shares beneficially owned by Carlson Capital are held in commingled margin accounts, which may extend margin credit to Carlson Capital from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Shares reported herein.

The Issuer has granted to Mr. Weinberg a total of 305,000 shares of restricted stock in lieu of cash compensation for his service as a nonexecutive director of the Issuer and as such, no additional funds were used to acquire the shares of restricted stock.

Item 4. Purpose of Transaction

The information previously provided in response to Item 4 is hereby amended and supplemented by adding the following immediately prior to the final paragraph thereof:

On August 18, 2014, Carlson Capital entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the Issuer. Pursuant to the terms of the Purchase Agreement, on August 18, 2014, the Funds acquired 55,908,000 newly issued Shares for a purchase price of $1.37 per Share or an aggregate purchase price of $76,593,960 (the “Initial Closing”).

The Purchase Agreement provides that the Issuer will conduct a rights offering (the “Rights Offering”) as promptly as reasonably practical after the Initial Closing. The Rights Offering will be substantially on the terms set forth in the registration statement on Form S-1 filed by the Issuer with the SEC on February 13, 2014, as the same has been (and as it may be) amended and supplemented (including each amendment and supplement thereto, the “Registration Statement”). The Funds will have the right to participate in the Rights Offering on the same terms as all other stockholders, including with respect to the subscription price. However, the Funds agreed that they would exercise only that number of rights they receive in the Rights Offering which represents the number of rights they would have received if the rights had been distributed on the day immediately preceding the Initial Closing.

Double Black Diamond, L.P. (“DBD LP”) has agreed to serve as the standby purchaser with respect to the Rights Offering and will generally have the right to purchase any unsubscribed rights (other than rights the Funds have agreed not to exercise as described above).

The Purchase Agreement further provides that, following the consummation of the Rights Offering, the Funds will purchase a number of newly issued additional Shares such that (after taking into account the Initial Closing and the closing of the Rights Offering, including any Shares purchased by any Reporting Persons other than Mr. Weinberg) the Reporting Persons other than Mr. Weinberg will own a number of Shares equal to 69% of the outstanding Shares on a fully diluted basis.

In connection with the transactions described above, the Issuer has agreed to reimburse Carlson Capital for up to $900,000 in transaction expenses.

In connection with the Purchase Agreement, the Issuer and the Funds entered into a Stockholders’ Agreement, dated as of August 18, 2014 (the “Stockholders’ Agreement”) pursuant to which, among other things, the Issuer granted the Funds approval rights with respect to certain transactions, including with respect to the incurrence of indebtedness over specified amounts, the sale of assets over specified amounts, declaration of dividends, loans, capital contributions to or investments in any third party over specified amounts, changes in the size of the board of directors or changes in the Issuer’s CEO. In addition, the Funds agreed that until the earlier of the fifth anniversary of the Initial Closing or the date they (and their affiliates) own less than 40% of the outstanding Shares they (and their affiliates) will not increase their voting percentage in the Issuer to greater than 76% or cause the Issuer to engage in any buybacks in excess of 3% of the then outstanding Shares without offering to acquire all of the then-outstanding Shares at the same price and on the same terms and conditions. The Funds further agreed that, until the earlier of the fifth anniversary of the Initial Closing or the date they (and their affiliates) own less than 40% of the outstanding Shares, they will not sell Shares to any purchaser that would result in such purchaser having a voting percentage in the Issuer in excess of 40% (and with neither the Funds and their affiliates nor any other holder of Shares and its affiliates holding a voting percentage in excess of 40%) unless the purchaser contemporaneously makes a binding offer to acquire all of the then-outstanding Shares, at the same price and on the same terms and conditions as the purchase of Shares from the Funds. The Funds also agreed that, until the earlier of the eighth anniversary of the Initial Closing or the date they (and their affiliates) own less than 40% of the outstanding Shares, the Funds will not engage in a transaction as described in Rule 13e-3 under the Securities Exchange Act of 1934, as amended, without offering to acquire all of the then-outstanding Shares at the same price and on the same terms and conditions. Additionally, until the earlier of the eighth anniversary of the Initial Closing or the date they (and their affiliates) own less than 40% of the outstanding Shares, the Funds agreed to maintain at least two directors who are not affiliates of the Funds or the Issuer (the “Non-Affiliated Directors”), and agreed that any related party transaction or deregistration of the Shares from SEC reporting requirements requires the approval of the Non-Affiliated Directors. The Stockholders’ Agreement also contains a right for the Funds to serve as the exclusive standby purchaser for any additional rights offerings prior to September 6, 2016, and a pre-emptive right to purchase their pro rata share of any additional offerings other than such rights offerings by the Issuer prior to such date.

The Stockholders’ Agreement also provides that, until the second anniversary of the Initial Closing, the Issuer will not seek, negotiate or consummate any sale of Shares (with certain customary exceptions), except through one or more rights offerings substantially on the same structural terms as the Rights Offering. In addition, the Funds agreed that until the earlier of the fifth anniversary of the Initial Closing or the date they (and their affiliates) own less than 40% of the outstanding Shares, they would provide support to the Issuer in various ways, including with respect to sourcing financing and other business opportunities.

In connection with the Purchase Agreement, William Clifford, Michael Margolis and John Nemelka resigned from the Issuer’s board of directors, and the Issuer appointed Christopher W. Haga, D. Blair Baker and Edward B. Stead to fill the vacancies created by such resignations. Mr. Haga is a portfolio manager at Carlson Capital. In light of this reconstitution of the board, the Funds and certain of their affiliates withdrew the Nomination Letter and no long intend to solicit proxies for the election of the Nominees.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 15 hereto, which exhibit is incorporated by reference in its entirety in this Item 4. The foregoing description of the Stockholders’ Agreement does not purport to be complete and is qualified in its entirety by reference to the Stockholders’ Agreement, a copy of which is attached as Exhibit 16 hereto, which exhibit is incorporated by reference in its entirety in this Item 4.

Item 5. Interest in Securities of the Issuer

Paragraphs (a)–(c) of Item 5 of the Schedule 13D are hereby amended and restated in their entirety as follows:

(a) As of the close of business on August 18, 2014, Carlson Capital beneficially owned an aggregate of 69,057,100 Shares (including a warrant to purchase 1,000,000 Shares), constituting approximately 69.7% of the Shares outstanding. Mr. Weinberg may be deemed to beneficially own an aggregate of 305,000 Shares, constituting approximately 0.3% of the Shares outstanding based upon his ownership of (i) 200,000 shares of restricted stock that fully vested upon the Initial Closing, (ii) 35,000 shares of restricted stock, granted by the Issuer to Mr. Weinberg on January 31, 2012 as compensation for his service as a director of the Issuer, that fully vested on January 31, 2013, (iii) 35,000 shares of restricted stock, granted by the Issuer to Mr. Weinberg on March 14, 2013 as compensation for his service as a director of the Issuer, that fully vested on January 31, 2014, and (iv) 35,000 shares of restricted stock, granted by the Issuer to Mr. Weinberg on January 31, 2014 as compensation for his service as a director of the Issuer, that fully vested upon the Initial Closing.

The aggregate percentages of Shares reported herein are based upon an aggregate number of 99,082,894 Shares outstanding, which is the sum of (i) 43,174,894 Shares issued and outstanding as of May 9, 2014 as reported in the Issuer’s quarterly report on Form 10-Q for the period ended March 31, 2014, filed on May 14, 2014, plus (ii) 55,908,000 Shares issued pursuant to the Purchase Agreement.

(b) Carlson Capital, Asgard II, Asgard and Clint D. Carlson have the power to vote and direct the disposition of (i) 4,523,423 Shares reported herein as beneficially owned by Offshore, (ii) 63,533,677 Shares reported herein as beneficially owned by Double Offshore and (iii) 1,000,000 Shares issuable upon exercise of a warrant reported herein as beneficially owned by DBD LP. Subject to the vesting requirements described herein, Mr. Weinberg has the power to vote and direct the disposition of the 305,000 shares of restricted stock beneficially owned by him.

(c) Other than as described herein, no transactions were effected by the Reporting Persons in the Shares during the past 60 days.

Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer

Item 6 is hereby amended and supplemented by the addition of the following:

On August 18, 2014, the Issuer and Carlson Capital entered into the Purchase Agreement, as more fully described in Item 4 hereof.

On August 18, 2014, the Issuer and the Funds entered into the Stockholders’ Agreement, as more fully described in Item 4 hereof.

Pursuant to the Purchase Agreement, on August 18, 2014, the Issuer, the Funds and DBD LP terminated the Voting Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 15 hereto, which exhibit is incorporated by reference in its entirety in this Item 6. The foregoing description of the Stockholders’ Agreement does not purport to be complete and is qualified in its entirety by reference to the Stockholders’ Agreement, a copy of which is attached as Exhibit 16 hereto, which exhibit is incorporated by reference in its entirety in this Item 6.

Item 7. Materials to be Filed as Exhibits

The information previously provided in response to Item 7 is hereby amended and supplemented by adding the following at the end thereof:

Exhibit 15	Purchase Agreement, dated as of August 18, 2014

Exhibit 16	Stockholders’ Agreement, dated as of August 18, 2014

SIGNATURES

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: August 18, 2014

DOUBLE BLACK DIAMOND OFFSHORE LTD.

By:	Carlson Capital, L.P., its investment manager

By:	Asgard Investment Corp. II, its general partner

By:	/s/ Clint D. Carlson
Name: Clint D. Carlson
Title: President

BLACK DIAMOND OFFSHORE LTD.

By:	Carlson Capital, L.P., its investment manager

By:	Asgard Investment Corp. II, its general partner

By:	/s/ Clint D. Carlson
Name: Clint D. Carlson
Title: President

DOUBLE BLACK DIAMOND, L.P.

By:	Carlson Capital, L.P., its investment manager

By:	Asgard Investment Corp. II, its general partner

By:	/s/ Clint D. Carlson
Name: Clint D. Carlson
Title: President

CARLSON CAPITAL, L.P.

By:	Asgard Investment Corp. II, its general partner

By:	/s/ Clint D. Carlson
Name: Clint D. Carlson
Title: President

ASGARD INVESTMENT CORP. II

By:	/s/ Clint D. Carlson
Name: Clint D. Carlson
Title: President

ASGARD INVESTMENT CORP.

By:	/s/ Clint D. Carlson
Name: Clint D. Carlson
Title: President

/s/ Clint D. Carlson
Clint D. Carlson

/s/ Michael D. Weinberg
Michael D. Weinberg

Exhibit 15

EXECUTION VERSION

SECURITIES PURCHASE AGREEMENT

between

CARLSON CAPITAL, L.P.,

as the Investor

and

SWK HOLDINGS CORPORATION,

as the Company

Dated as of August 18, 2014

i

TABLE OF CONTENTS

(continued)

ii

TABLE OF CONTENTS

(continued)

3

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT, dated as of August 18, 2014 (this “Agreement”), between Carlson Capital, L.P., a Delaware limited partnership (the “Investor”), and SWK Holdings Corporation, a Delaware corporation (the “Company”). Capitalized terms used and not otherwise defined herein will have the meanings ascribed to such terms in Annex I to this Agreement.

RECITALS

WHEREAS, the Company desires to issue, in multiple issuances, and the Investor desires to cause one or more of its Affiliates to purchase in each such issuance, certain shares of the common stock of the Company, par value $0.001 per share (the “Common Stock”), on the terms and subject to the conditions set forth herein;

WHEREAS, in connection such issuance, (i) the Company and the Investor are entering into a Stockholders’ Agreement in the form attached hereto as Exhibit A (the “Stockholders’ Agreement”), (ii) the Company and certain Affiliates of the Investor are terminating the Voting Agreement, dated as of September 6, 2013, among such Affiliates and the Company by executing a termination in the form attached hereto as Exhibit B (the “Voting Agreement Termination”), (iii) the Company and Computershare Trust Company, N.A. (“Computershare”) are entering into an amendment to the Second Amended Rights Agreement, dated as of February 2, 2012, by and between the Company and Computershare in the form attached hereto as Exhibit C (the “Rights Agreement Amendment”), and (iv) the Company is entering into management employment agreements with Brett Pope and Winston Black in the forms attached hereto as Exhibit D and Exhibit E, respectively (the “Management Employment Agreements”); and

WHEREAS, the Company and the Investor desire to cause the Company to conduct a rights offering (the “Rights Offering”), substantially on the terms set forth in the registration statement on Form S-1 filed by the Company with the SEC on February 13, 2014, as the same has been (and as it may be) amended and supplemented, at a price per right of $0.86 (including each amendment and supplement thereto, the “Registration Statement”).

AGREEMENT

In consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

ISSUANCE OF SHARES AND RIGHTS OFFERING

Section 1.1 Issuance of the Shares at the Initial Closing. Upon the terms and subject to the conditions of this Agreement, at the Initial Closing the Company is issuing and delivering shares of Common Stock to Double Black Diamond Offshore Ltd., a Cayman Islands company (“DBD”), and Black Diamond Offshore Ltd., a Cayman Islands company (together with DBD, the “Funds,” and the aggregate shares delivered to the Funds at the Initial Closing, the “Initial Closing Shares”), as set forth on Exhibit F for an aggregate purchase price equal to the product of (a) $1.37 multiplied by (b) the number of Initial Closing Shares (the “Initial Closing Purchase Price”).

Section 1.2 Initial Closing. The issuance of the Initial Closing Shares is taking place at a closing (the “Initial Closing”) at the offices of Gibson, Dunn & Crutcher LLP, 2100 McKinney Avenue, Suite 1100, Dallas, Texas 75201, at 10:00 a.m., Dallas time on the date hereof (the “Closing Date”).

Section 1.3 Deliverables at the Initial Closing.

(a) At the Initial Closing, the Investor is delivering to the Company:

(i) an amount equal to the Initial Closing Purchase Price in immediately available funds by wire transfer to an account designated in writing by the Company to the Investor;

(ii) an executed counterpart of each of the Stockholders’ Agreement and the Voting Agreement Amendment, in each case signed by each party thereto other than the Company; and

(iii) a written letter to the Company withdrawing the letter that the Investor, the Funds and certain Affiliates thereof delivered to the Company on July 16, 2014, providing formal notice that the Funds will nominate Edward B. Stead and D. Blair Baker for election to the Board at the 2014 annual meeting of the Company’s stockholders.

(b) At the Initial Closing, the Company is delivering to the Investor:

(i) evidence of the issuance of the Initial Closing Shares to the Funds in form and substance reasonably satisfactory to the Investor;

(ii) an executed counterpart of each of the Ancillary Agreements, signed by each party other than the Investor and its Affiliates;

(iii) a signed tax opinion of legal counsel to the Company, in a form reasonably satisfactory to the Investor, to the effect that (A) the transactions contemplated by this Agreement will not create an ownership change under Section 382(g) of the Code, and (B) the Company will not become a “Personal Holding Company” as such term is defined in the Code;

(iv) signed letters, effective as of the consummation of the Initial Closing, from each of William T. Clifford, Michael A. Margolis and John Nemelka, (A) evidencing the resignation of each such person from the Board and from any Board committee positions and officerships of the Company held by such person, and (B) waiving all claims that such person has against the Company (except for claims arising out of the Company’s obligations to indemnify such person as established by applicable Law or the Company Organizational Documents or the Indemnification Agreements); and

(v) resolutions of the Board certified by an officer of the Company, effecting the appointment of Christopher W. Haga, D. Blair Baker, and Edward B. Stead to the Board, effective as of the consummation of the Initial Closing.

Section 1.4 Rights Offering.

(a) From and after the Initial Closing, the Company shall use its reasonable best efforts to, and the Investor shall use its reasonable best efforts to cause the Company to, (i) as promptly as reasonably practical following the Initial Closing, file a pre-effective amendment to the Registration Statement, (ii) promptly respond to any comments to the Registration Statement raised by the staff of the SEC, and (iii) as promptly as reasonably practical following the Initial Closing, cause the Registration Statement and any post-effective amendment to be declared effective by the SEC.

(b) Promptly following the date on which the Registration Statement is declared effective by the SEC, the Company shall use its reasonable best efforts to, and the Investor shall use its reasonable best efforts to cause the Company to, print and file with the SEC the final prospectus relating to the Rights Offering to be filed pursuant to Rule 424 of the Securities Act (as amended or supplemented, the “Prospectus”), distribute the Prospectus to stockholders of the Company and effect the Rights Offering substantially on the terms set forth in the Registration Statement. The number of rights issued to each stockholder of the Company pursuant to the Rights Offering shall be determined based on such stockholder’s pro rata ownership of the Company, without taking into account the effect of the issuance of the Initial Closing Shares. The Investor will, and will cause its Affiliates to, exercise all rights issued to the Investor and its Affiliates to subscribe for shares of Common Stock (without taking into account the effect of the issuance of the Initial Closing Shares). The Company will engage the Investor, and the Investor will accept the engagement of the Company, to purchase the unsubscribed portion of any rights offered in the Rights Offering pursuant to the terms of the Standby Purchase Agreement filed as Exhibit 4.5 to the Registration Statement. Except as set forth in this Section 1.4(b), the Investor and its Affiliates shall participate in the Rights Offering on the same terms as each other stockholder of the Company, including with respect to the purchase price paid for shares of Common Stock purchased in the Rights Offering.

Section 1.5 Dilution Make-Whole Issuance of the Shares at the Subsequent Closing. Upon the terms and subject to the conditions of this Agreement, within three Business Day following the closing of the Rights Offering, the Company shall notify the Investor in writing (the “Subsequent Closing Notice”) of the number of shares of Common Stock (taking into account the Initial Closing and the closing of the Rights Offering, including any shares of Common Stock purchased by the Investor and its Affiliates in the Rights Offering) to be purchased by the Investor and its Affiliates such that the Investor’s and its Affiliates’ Voting Percentage equals 69% (the “Dilution Make-Whole Shares,” and collectively with the Initial Closing Shares, the “Shares”). At the Subsequent Closing, the Company shall issue and deliver the Dilution Make-Whole Shares to the Funds for an aggregate purchase price equal to the product of (a) $1.37 multiplied by (b) the number of Dilution Make-Whole Shares (the “Dilution Make-Whole Purchase Price”).

Section 1.6 Subsequent Closing. The issuance of the Dilution Make-Whole Shares shall take place at a closing (the “Subsequent Closing”) to be held at the offices of Gibson, Dunn & Crutcher LLP, 2100 McKinney Avenue, Suite 1100, Dallas, Texas 75201, at 10:00 a.m., Dallas time on the date that is two Business Days following receipt by the Investor of the Subsequent Closing Notice, or at such other place or at such other time or on such other date as the Company and the Investor mutually may agree in writing.

Section 1.7 Deliverables at the Subsequent Closing.

(a) At the Subsequent Closing, the Investor shall deliver to the Company an amount equal to the Dilution Make-Whole Purchase Price minus the amount of Transaction Expenses incurred and not included in the Initial Closing Transaction Expenses, with the aggregate amount of Transaction Expenses (including the Initial Closing Transaction Expenses) not to exceed $900,000, in immediately available funds by wire transfer to an account designated in writing by the Company to the Investor.

(b) At the Subsequent Closing, the Company shall deliver to the Investor:

(i) evidence of the issuance of the Dilution Make-Whole Shares to the Funds in form and substance reasonably satisfactory to the Investor; and

(ii) a signed tax opinion of legal counsel to the Company, in a form reasonably satisfactory to the Investor, to the effect that (A) the transactions contemplated by this Agreement will not create an ownership change under Section 382(g) of the Code, and (B) the Company will not become a “Personal Holding Company” as such term is defined in the Code.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Schedules to this Agreement and the Company SEC Documents filed with the SEC since June 30, 2012 and publicly available prior to the date of this Agreement (other than any disclosures set forth in any risk factor section and any other disclosures included in the Company SEC Documents to the extent they are predictive, cautionary or forward-looking in nature), the Company represents and warrants to the Investor as of the date of this Agreement as follows:

Section 2.1 Organization. The Company and each of its Subsidiaries (a) is duly organized, validly existing and in good standing as a corporation or other entity under the Laws of its jurisdiction of organization, (b) has the requisite corporate or other entity power and authority to own, lease and operate its properties and assets and conduct its business as currently conducted and (c) is duly qualified as a foreign entity for the transaction of business, and is in good standing, under the Laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification except, in the case of clause (c), where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect.

Section 2.2 Authorization.

(a) The Company has the requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Agreement to which it is a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Agreement and each Ancillary Agreement to which the Company is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company, and no further approval or authorization is required on the part of the Company. This Agreement and each Ancillary Agreement to which the Company is a party constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar Laws affecting creditors’ rights generally and by general equitable principles and except as may be limited by applicable Law and public policy.

(b) The Board has taken all necessary action to approve the Investor becoming an “interested stockholder,” such that the Investor shall not be prohibited or restricted from entering into or consummating a “business combination” with the Company (in each case as the term is used in Section 203 of the DGCL) without obtaining any stockholder vote otherwise required by such Section 203 of the DGCL as a result of the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement will not cause to be applicable to the Company any “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation enacted under the DGCL or any other applicable Law.

Section 2.3 Capitalization.

(a) As of the date hereof, (i) the Company is authorized to issue up to 250,000,000 shares of Common Stock and has 43,174,894 shares of Common Stock outstanding and (ii) the Company is authorized to issue up to 5,000,000 shares of preferred stock, par value $0.001, that may be issued in one or more series and no shares of preferred stock are outstanding. As of the date hereof there are outstanding options and warrants to purchase an aggregate of not more than 2,670,000 shares of Common Stock. Except as described in the foregoing sentence and for the Shares, the Company has not issued or agreed to issue any (x) shares of capital stock or other equity, ownership or voting interests, (y) securities or instruments convertible into or exchangeable for shares of capital stock or other equity, ownership or voting interests, or (z) equity-equivalents, earnings, profits or revenue-based or equity-based rights. All of the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of any pre-emptive rights, resale rights, rights of first refusal or similar rights. There are no outstanding obligations of the Company that relate to the holding, voting or disposition of any shares of capital stock or other equity, ownership or voting interests.

(b) Schedule 2.3(b) sets forth a complete and correct list of all of the Company’s Subsidiaries. Except as set forth on Schedule 2.3(b), all of the outstanding shares of capital stock of or other equity interests in each of the Company’s Subsidiaries has been duly and validly authorized and issued, are fully paid and non-assessable, were not issued in violation of any pre-emptive rights, resale rights, rights of first refusal or similar rights, and are owned directly or indirectly by the Company, free and clear of all Liens. Except as set forth on Schedule 2.3(b), the Company does not Beneficially Own, directly or indirectly, any equity interests of any Person, and is not, directly or indirectly, a partner in any partnership or party to any joint venture.

Section 2.4 Valid Issuance of Shares. The Shares were duly authorized by all necessary corporate action on the part of the Company and, when issued and delivered by the Company against payment therefor as provided in this Agreement, the Shares (a) will be validly issued, fully paid and nonassessable, and (b) will not be subject to any statutory or contractual preemptive rights or other similar rights of stockholders.

Section 2.5 Non-Contravention; Governmental Authorizations.

(a) The execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereunder and thereunder will not: (i) conflict with or violate any provision of the Company Organizational Documents, (ii) conflict with or result in any breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right to termination, acceleration or cancellation under any Contract to which the Company or any of its Subsidiaries is a party or by which their respective properties may be bound or affected, or (iii) conflict with or violate any Law applicable to the Company, except in the case of clause (ii) and (iii), as would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

(b) Each approval, consent, order, authorization, designation, declaration or filing by or with any Governmental Entity necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated herein has been obtained or made and is in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to materially and adversely affect the Company’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby.

Section 2.6 Litigation. There are no Actions pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their officers or directors (in their capacity as such), except Actions which would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is subject to any outstanding judgment, order, injunction, rule or decree of any Governmental Entity, except as would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

Section 2.7 Compliance with Laws; Permits.

(a) The Company and each of its Subsidiaries conduct, and since June 30, 2012 have conducted, their businesses in compliance with all applicable Laws, except for any noncompliance that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. None of the Company or any of its Subsidiaries has received any written, or to the Company’s knowledge oral, notice alleging that it may be in violation of any Law.

(b) The Company and its Subsidiaries have all permits, licenses, authorizations, orders and approvals of, and have made all filings, applications and registrations with, any Governmental Entities that are required in order to carry on their business as presently conducted, except where the failure to have such permits, licenses, authorizations, orders and approvals or the failure to make such filings, applications and registrations would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect; and all such permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to the knowledge of the Company, no suspension or cancellation of any of them is threatened, and all such filings, applications and registrations are current, except where such absence, suspension or cancellation would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

Section 2.8 Periodic Filings; Financial Statements; Undisclosed Liabilities.

(a) Except as set forth on Schedule 2.8, since June 30, 2012, the Company has timely filed all material reports, registrations, documents, filings, statements and submissions, together with any required amendments thereto (collectively, the “Company SEC Documents”), that were required to be filed with the SEC under the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder (the “Securities Act”), and the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder (the “Exchange Act”). As of their respective filing dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the Company SEC Documents contained, when filed with the SEC, and if amended as of the date of such amendment, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed document with the SEC.

(b) The Company’s consolidated financial statements, including the notes thereto, included or incorporated by reference in the Company SEC Documents (the “Company Financial Statements”) (i) are correct and complete in all material respects and have been prepared in a manner consistent with the Company’s and its Subsidiaries’ books and records, (ii) have been prepared in accordance with GAAP consistently applied (except as may be indicated in the notes and schedules thereto) during the periods involved, (iii) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, and (iv) present fairly in all material respects the Company’s consolidated financial position at the dates thereof and of its operations and cash flows for the periods specified therein (subject to the absence of notes and year-end adjustments in the case of unaudited statements).

(c) Neither the Company nor any of its Subsidiaries has any liabilities or obligations (accrued, absolute, contingent or otherwise, known or unknown and whether or not required by GAAP to be reflected on a balance sheet of the Company), other than liabilities or obligations (A) reflected on, reserved against, or disclosed in the notes to, the consolidated balance sheets of the Company Financial Statements, (B) incurred in the ordinary course of business consistent with past practice since the date of the last consolidated balance sheet in the Company Financial Statements or (C) that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

(d) The Company (i) has implemented and maintains financial reporting and disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the chief executive officer and the chief financial officer of the Company by others within those entities, and (ii) has disclosed, based on its most recent evaluation prior to the date hereof, to the Company’s outside auditors and the audit committee of the Board (A) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. As of the date hereof, the Company has no knowledge of any reason that its outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due.

(e) The books of account and other financial records of the Company and its Subsidiaries (i) are accurate, complete, and correct in all material respects, (ii) represent actual, bona fide transactions, and (iii) have been maintained in accordance with sound business practices, including the maintenance of adequate internal accounting controls.

Section 2.9 Absence of Certain Changes. Since December 31, 2013, the Company and its Subsidiaries, taken as a whole, have conducted their business in all material respects in the ordinary course of business and consistent with past practice. From December 31, 2013 to the date hereof, there has not been any Material Adverse Effect or any Effect that would, individually or in the aggregate with other Effects, have or reasonably be expected to have a Material Adverse Effect.

Section 2.10 Brokers and Finders. Except for Houlihan Lokey, the fees of which will be paid by the Company, neither the Company nor any of its Subsidiaries has employed any broker or finder or incurred any liability for any financial advisory fee, brokerage fees, commissions or finder’s fee, and no broker or finder has acted directly or indirectly for the Company or any of its Subsidiaries in connection with this Agreement or the transactions contemplated hereby.

Section 2.11 Contracts. Except as set forth on Schedule 2.11, as of the date hereof, neither the Company nor any of its Subsidiaries is a party to or bound by any Contract which is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) (a “Material Contract”) to be performed in full or in part after the date of this Agreement that has not been filed or incorporated by reference in the Company SEC Documents. To the Company’s knowledge, neither the Company nor any of its Subsidiaries is a party to or bound by any Contract which contains any provision that would prevent the Company, the Investor or any of the Affiliates of either of them from operating in a particular line or lines of business.

Section 2.12 Employee Benefits.

(a) Except as would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, no material payment (whether of severance pay, bonus or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee will occur solely as a result of either the execution of or the performance of the transactions contemplated in this Agreement. Except as would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, no payment or benefit that will be made by the Company or any of its Subsidiaries with respect to any Employee, solely as a result of either the execution of or the performance of the transactions contemplated in this Agreement, will be characterized as an “excess parachute payment,” within the meaning of Section 280G(b)(1) of the Code.

(b) The Company represents and warrants that neither the execution of, nor the performance of the transactions contemplated in, this Agreement will result in a violation, in any material respect, of any Law with respect to any Company Plan.

Section 2.13 Taxes. The Company in a timely manner has filed all tax returns and other reports required of it under all federal, state, local and foreign tax laws. All such returns and reports are correct and complete in all material respects. The Company has paid in full all taxes or other amounts due thereunder, including without limitation all taxes that the Company is obligated to withhold from amounts paid or payable to or benefits conferred upon employees, creditors and third parties. No tax examinations or audits of the Company are in progress or have taken place (i) on or after June 30, 2012, or (ii) to the Company’s knowledge, since August 1, 2009 and prior to June 30, 2012. The Company has not agreed, nor is it required, to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state or local law by reason of a change of accounting method initiated by it or any other relevant party. The Company is not and has not been a party to any “listed transaction” as defined in Treasury Regulation Section 1.6011-4(b)(2) or to any other transaction that is a “reportable transaction” pursuant to Treasury Regulation Section 1.6011-4(b).

Section 2.14 Securities Act Compliance. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering of the Shares, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities (excluding beneficial owners who are Affiliates of the Investor), calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

Section 2.15 No Further Reliance . The Company acknowledges that it is not relying upon any representation or warranty made by the Investor not set forth in this Agreement or in an Ancillary Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor hereby represents and warrants to the Company as follows:

Section 3.1 Organization and Authority . The Investor (a) is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, (b) has the requisite limited partnership power and authority to own its property and assets and conduct its business in all material respects as currently conducted and (c) has been duly qualified as a foreign limited partnership for the transaction of business, and is in good standing, under the Laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification except, in the case of clause (c), where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to materially and adversely affect the Investor’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby.

Section 3.2 Authorization. The Investor has the requisite limited partnership power and authority to execute and deliver this Agreement and each Ancillary Agreement to which it is a party and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Investor of this Agreement and each Ancillary Agreement to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Investor’s governing authority, and no further approval or authorization by any of its partners or other equity owners is required. This Agreement and each Ancillary Agreement to which the Investor is a party constitutes the valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar Laws affecting creditors’ rights generally and by general equitable principles and except as may be limited by applicable Law and public policy.

Section 3.3 Non-Contravention; Governmental Authorization.

(a) The execution, delivery and performance by the Investor of this Agreement and each Ancillary Agreement to which it is a party and the consummation of the transactions contemplated hereunder and thereunder will not: (i) conflict with or violate any provision of its certificate of formation, limited partnership agreement or similar governing documents; (ii) conflict with or result in any breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right to termination, acceleration or cancellation under any Contract to which the Investor is a party or by which its properties may be bound or affected; or (iii) conflict with or violate any Law applicable to the Investor, except in the case of clause (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to materially and adversely affect the Investor’s ability to perform its obligations under this Agreement.

(b) Each approval, consent, order, authorization, designation, declaration or filing by or with any Governmental Entity necessary in connection with the execution and delivery by the Investor of this Agreement and the consummation of the transactions contemplated herein has been obtained or made and is in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to materially and adversely affect the Investor’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby. The execution, delivery and performance by the Investor of this Agreement and each Ancillary Agreement to which it is a party and the consummation of the transactions contemplated hereunder and thereunder will not require (i) any filings pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 or any similar applicable antitrust Law or (ii) the expiration of any waiting periods with respect thereto.

Section 3.4 Securities Act Compliance. The Shares are being acquired by the Funds for their own account for the purpose of investment and not with a view to or for sale in connection with any public resale or distribution thereof in violation of applicable securities Laws. The Investor and each Fund is an “accredited investor” within the meaning of Rule 501(a) promulgated under the Securities Act and is knowledgeable, sophisticated and experienced in business and financial matters, and fully understands the limitations on ownership, sale, transfer or other disposition of the Shares. The Investor and each Fund understands that the Shares may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by Law. Neither the Investor nor the Funds nor, to the extent either the Investor or the Funds have them, any of their respective, managers, general partners, directors or executive officers (collectively with the Investor, the “Investor Covered Persons”), are subject to any Disqualification Event. The Investor has exercised reasonable care to determine whether any Investor Covered Person is subject to a Disqualification Event.

Section 3.5 Brokers and Finders. Neither the Investor nor any of its Affiliates or any of their respective officers or directors has employed any broker or finder or incurred any liability for any financial advisory fee, brokerage fees, commissions or finder’s fee, and no broker or finder has acted directly or indirectly for the Investor or any of its Affiliates or any of their respective officers or directors in connection with this Agreement or the transactions contemplated hereby.

Section 3.6 Financial Capability. At the Closing the Investor will have available funds necessary to consummate the Initial Closing, its obligations with respect to the Rights Offering, and the Subsequent Closing, in each case on the terms and conditions contemplated by this Agreement.

Section 3.7 No Further Reliance. The Investor acknowledges that it is not relying upon any representation or warranty made by the Company not set forth in this Agreement or in an Ancillary Agreement. The Investor acknowledges that it has conducted such review and analysis of the business, assets, condition, operations and prospects of the Company and its Subsidiaries that the Investor considers sufficient for purposes of the purchase of the Shares.

ARTICLE IV

COVENANTS

Section 4.1 Public Announcements. The Investor and the Company shall consult with each other before issuing, and give each other a reasonable opportunity to review and comment upon, any press release or other public statements with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or make any public announcement without the prior consent of the other party, which consent shall not be unreasonably withheld, except as may be required by applicable Law.

Section 4.2 Further Assurances. Each party hereto shall do and perform or cause to be done and performed all further acts and shall execute and deliver all other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 4.3 Indemnification of Resigning Directors.

(a) All rights to indemnification by the Company existing as of the date of this Agreement in favor of each of William T. Clifford, Michael A. Margolis and John Nemelka (the “Resigning Directors”) for their acts and omissions occurring prior to the Initial Closing, as provided in the Company Organizational Documents and as provided in the Indemnification Agreements, shall survive the Initial Closing and the transactions contemplated by this Agreement and shall be honored by the Company and its Subsidiaries to the fullest extent available under Delaware law for a period of six years from the Initial Closing, and any claim made requesting indemnification pursuant to such indemnification rights within such six-year period shall continue to be subject to this Section 4.3(a) and the indemnification rights provided under this Section 4.3(a) until disposition of such claim.

(b) From the Initial Closing until the sixth anniversary of the Closing Date, the Company (together with its successors and assigns, the “Indemnifying Parties”) shall, to the fullest extent that the Company would have been permitted to under applicable Law, the Company Organizational Documents and the Indemnification Agreements, indemnify, defend and hold harmless each Resigning Director in his capacity as a director of the Company against all losses, claims, damages, liabilities, fees, expenses, judgments or fines incurred by such Resigning Director as a director of the Company, to the extent arising out of or pertaining to any and all matters pending, existing or occurring at or prior to the Initial Closing, whether asserted or claimed prior to, at or after the Initial Closing, including any such matter arising under any claim with respect to the transactions contemplated by this Agreement. Without limiting the foregoing, the Indemnifying Parties shall also, to the fullest extent permitted under applicable Law, advance reasonable costs and expenses (including attorneys’ fees) incurred by any Resigning Director in connection with matters for which such Resigning Director is eligible to be indemnified pursuant to this Section 4.3(b) within fifteen (15) days after receipt by the Company of a written request for such advance, subject to the execution by any such Resigning Director of appropriate undertakings to repay such advanced costs and expenses if it is ultimately determined that such Resigning Director is not entitled to indemnification.

(c) In the event the Company or its Subsidiaries or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or Person of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, the Company shall ensure that the successors and assigns of the Company or its Subsidiaries, as the case may be, shall assume the obligations set forth in this Section 4.3.

(d) The provisions of this Section 4.3 shall survive the Initial Closing, the Rights Offering and the Subsequent Closing and are (i) intended to be for the benefit of, and will be enforceable by, each of the Resigning Directors and their successors, assigns and heirs and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise. This Section 4.3 may not be amended, altered or repealed after the Initial Closing without the prior written consent of the affected Resigning Director.

Section 4.4 Treatment of Unvested Equity Held by Resigning Directors. Each of the Company and the Investor hereby acknowledge and agree that, subject to the consummation of the Initial Closing, (a) for purposes of the SWK Holdings Corporation 2010 Equity Incentive Plan, the transactions contemplated by this Agreement, including, without limitation, the Initial Closing, constitute a Corporate Transaction (as defined in such plan) and, accordingly, all shares of restricted stock issued to the Resigning Directors in their capacity as Outside Directors (as defined in such plan) and currently held by the Resigning Directors shall fully vest as of the Initial Closing, (b) the 750,000 shares of restricted stock granted by the Company to Mr. Nemelka on May 14, 2012 shall remain outstanding following the Initial Closing and shall continue to vest in accordance with the terms thereof, and (c) for purposes of the Kana Software, Inc. 1999 Stock Incentive Plan, as amended, all options to purchase shares of Common Stock held by the Resigning Directors shall remain outstanding and exercisable through the first anniversary of the Closing Date, at which time they shall immediately terminate.

Section 4.5 Reimbursement of Transaction Expenses. The Investor shall promptly inform the Company of the aggregate amount of Transaction Expenses incurred through the Initial Closing (the “Initial Closing Transaction Expenses”), and shall provide documentation, reasonably satisfactory to the Company, of such Initial Closing Transaction Expenses. Within three Business Days after receipt of such documentation, the Company shall reimburse the Investor, by wire transfer of immediately available funds, in an amount equal to the aggregate amount of Initial Closing Transaction Expenses, which shall not exceed $900,000.

ARTICLE V

INDEMNIFICATION

Section 5.1 Period for Making Claims for Indemnification. Claims for indemnification under Section 5.2(a) and Section 5.3(a) may be made at any time prior to the first anniversary of the Closing Date, and not thereafter. Neither the Company nor the Investor shall have any liability whatsoever with respect to any claim for indemnification under Section 5.2(a) or Section 5.3(a) unless notice of such claim is given to the other party prior to the first anniversary of the Closing Date.

Section 5.2 Indemnification by the Company. The Company shall save, defend, indemnify and hold harmless the Investor and its Affiliates and the respective Representatives, successors and assigns of each of the foregoing (the “Investor Indemnified Parties”) from and against any and all losses, damages, liabilities, deficiencies, claims, diminution of value, interest, awards, judgments, penalties, costs and expenses (including reasonable attorneys’ fees, costs and other out-of-pocket expenses incurred in investigating, preparing or defending the foregoing) (hereinafter collectively, “Losses”), asserted against, incurred, sustained or suffered by any of the foregoing as a result of, arising out of or relating to:

(a) any breach of any representation or warranty made by the Company contained in this Agreement or any schedule, certificate or other document delivered pursuant hereto or in connection with the transactions contemplated hereby; and

(b) any breach of any covenant or agreement by the Company contained in this Agreement.

Section 5.3 Indemnification by the Investor. The Investor shall save, defend, indemnify and hold harmless the Company and its Affiliates and the respective Representatives, successors and assigns of each of the foregoing (the “Company Indemnified Parties”) from and against any and all Losses asserted against, incurred, sustained or suffered by any of the foregoing as a result of, arising out of or relating to:

(a) any breach of any representation or warranty made by the Investor contained in this Agreement or any schedule, certificate or other document delivered pursuant hereto or in connection with the transactions contemplated hereby; and

(b) any breach of any covenant or agreement by the Investor contained in this Agreement.

Section 5.4 Procedures. Payment of amounts due under this indemnity shall be made promptly upon demand by the indemnified party as and when incurred by wire transfer of immediately available funds to an account designated in writing by the indemnified party to the indemnifying party.

Section 5.5 Limitations on Indemnification.

(a) The Company shall not be liable for Losses as a result of, arising out of or relating to claims for indemnification under Section 5.2(a) until the aggregate amount of all such Losses exceeds $500,000 (the “Basket”), at which point the Company shall be liable for the amount of such Losses in excess of the Basket, subject to Section 5.5(b). Notwithstanding the previous sentence, the Company shall be liable for all Losses (without giving effect to the Basket), subject to Section 5.5(b), as a result of, arising out of or relating to claims for indemnification under Section 5.2(a) for a breach of Section 2.2, Section 2.3(a) or Section 2.4. The Investor shall not be liable for Losses as a result of, arising out of or relating to claims for indemnification under Section 5.3(a) until the aggregate amount of all such Losses exceeds the Basket, at which point the Investor shall be liable for the amount of such Losses in excess of the Basket, subject to Section 5.5(b). Notwithstanding the previous sentence, the Investor shall be liable for all Losses (without giving effect to the Basket), subject to Section 5.5(b), as a result of, arising out of or relating to claims for indemnification under Section 5.3(a) for a breach of Section 3.2.

(b) The aggregate amount of Losses for which the Investor Indemnified Parties may be entitled to indemnification pursuant to Section 5.2(a) shall not exceed the sum of $15,000,000 (the “Cap”). Notwithstanding the previous sentence, the aggregate amount of Losses for which the Investor Indemnified Parties shall be liable as a result of, arising out of or relating to claims for indemnification under Section 5.3(a) for a breach of Section 3.2 shall be an amount equal to the sum of the Initial Closing Purchase Price and the Subsequent Closing Purchase Price. The aggregate amount of Losses for which the Company Indemnified Parties may be entitled to indemnification pursuant to Section 5.3(a) shall not exceed the Cap. Notwithstanding the previous sentence, the aggregate amount of Losses for which the Company Indemnified Parties shall be liable as a result of, arising out of or relating to claims for indemnification under Section 5.2(a) for a breach of Section 2.2, Section 2.3(a) or Section 2.4 shall be an amount equal to the sum of the Initial Closing Purchase Price and the Subsequent Closing Purchase Price.

Section 5.6 Exclusive Remedy. Except for the remedies described in Section 6.11, this Article V provides the exclusive remedy for any breach of any representation, warranty, covenant or other claim arising out of or relating to this Agreement and/or the transactions contemplated hereby.

ARTICLE VI

GENERAL PROVISIONS

Section 6.1 Fees and Expenses. Except as otherwise provided herein (including as provided by Sections 1.1 and 1.5), all fees and expenses incurred in connection with or related to this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not such transactions are consummated.

Section 6.2 Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party.

Section 6.3 Waiver. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof. Any such waiver by a party shall be valid only if set forth in writing by such party.

Section 6.4 Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of delivery, if delivered personally, (b) on the date of delivery, if delivered by facsimile during business hours, or on the next Business Day, if delivered by facsimile outside of business hours, in each case upon confirmation of receipt, (c) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier services, or (d) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid, to the parties to this Agreement at the following address or to such other address either party to this Agreement shall specify by notice to the other party:

If to the Company:

SWK Holdings Corporation

15770 North Dallas Parkway, Suite 1290

Dallas, Texas 75248

Attention: Chief Executive Officer

Facsimile: (972) 687-7255

With a copy to (which shall not constitute notice):

Goodwin Procter LLP

53 State Street

Boston, Massachusetts 02109

Attention: James A. Matarese

        John M. Mutkoski

Facsimile: (617) 523-1231

If to the Investor:

Carlson Capital, L.P.

2100 McKinney Avenue, Suite 1800

Dallas, Texas 75201

Attention: Christopher W. Haga

Facsimile: (214) 932-9601

With a copy to (which shall not constitute notice):

Gibson, Dunn & Crutcher LLP

2100 McKinney Avenue, Suite 1100

Dallas, Texas 75201

Attention: Jeffrey A. Chapman

        Robert B. Little

Facsimile: (214) 571-2924

Section 6.5 Entire Agreement. This Agreement, together with the Ancillary Agreements, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements, arrangements and understandings, both oral and written, between the parties and/or their Affiliates with respect to the subject matter of this Agreement. No party to this Agreement shall have any legal obligation to enter into the transactions contemplated hereby unless and until this Agreement shall have been executed and delivered by each of the parties.

Section 6.6 Actions by the Company. Any action required or permitted by the Company to (a) amend, modify or supplement this Agreement pursuant to Section 6.3, (b) waive any right or remedy under this Agreement pursuant to Section 6.4 or (c) exercise or otherwise enforce any right or remedy under this Agreement shall be taken only if approved by a majority of the then-current members of the Board that are (i) independent under the rules of The NASDAQ Stock Market and (ii) disinterested with respect to the subject matter of such action.

Section 6.7 Third-Party Beneficiaries. Nothing in this Agreement shall confer upon any person other than the parties and their respective successors and permitted assigns any right of any nature, except for the provisions in Section 4.3 and Article V, which shall inure to the benefit of the persons or entities benefiting therefrom who are expressly intended to be third-party beneficiaries thereof and who may enforce the covenants contained therein.

Section 6.8 Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.

Section 6.9 Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in any state or federal court located in the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein.

Section 6.10 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.11 Specific Performance. The transactions contemplated by this Agreement are unique. Accordingly, each of the Company and the Investor acknowledges and agrees that, in addition to all other remedies to which it may be entitled, each of the parties hereto is entitled to seek a decree of specific performance, provided that such party is not in material default hereunder. The Company and the Investor agree that, if for any reason a party shall have failed to perform its obligations under this Agreement, then the party seeking to enforce this Agreement against such nonperforming party shall be entitled to specific performance and injunctive and other equitable relief, and the parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. This provision is without prejudice to any other rights that any party may have against another party for any failure to perform its obligations under this Agreement, including the right to seek damages for a breach of any provision of this Agreement, and all rights, powers and remedies available (at law or in equity) to a party in respect hereof by the other party shall be cumulative and not alternative or exclusive, and the exercise or beginning of the exercise of any thereof by a party shall not preclude the simultaneous or later exercise of any other rights, powers or remedies by such party.

Section 6.12 Assignment; Successors. This Agreement may not be assigned by either party without the prior written consent of the other party, except that the Investor may assign this Agreement to any of its Affiliates. Subject to the preceding sentence, this Agreement will be binding upon the parties and their respective successors and assigns.

Section 6.13 Severability. If any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

Section 6.14 Counterparts; facsimile or.pdf signature. This Agreement may be executed in counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. This Agreement may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes.

Section 6.15 Interpretation. When a reference is made in this Agreement to “Preamble,” “Articles,” “Sections” or “Annexes,” such reference shall be to a Preamble, Article or Section of, or Annex to, this Agreement unless otherwise indicated. The terms defined in the singular have a comparable meaning when used in the plural, and vice versa. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation.” No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel. All references to “$” or “dollars” mean the lawful currency of the United States of America. Except as expressly stated in this Agreement, all references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation include any successor to the section.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Investor and the Company have caused this Agreement to be executed as of the date first written above.

SWK HOLDINGS CORPORATION

By:	/s/ Brett Pope
Name: Brett Pope
Title: Chief Executive Officer

CARLSON CAPITAL, L.P.

By:	/s/ Christopher W. Haga
Name: Christopher W. Haga
Title: Portfolio Manager

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

ANNEX I

Certain Defined Terms

“Action” means an action, suit, claim, arbitration, investigation, inquiry, grievance or other proceeding.

“Affiliate” of any Person means any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such Person; provided, for purposes of this Agreement, the Company and its Subsidiaries shall not be deemed to be Affiliates of the Investor.

“Ancillary Agreements” means the Stockholders’ Agreement, the Voting Agreement Amendment, the Rights Agreement Amendment, and the Management Employment Agreements.

“Beneficially Own” has the meaning attributed it in Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date of this Agreement; provided that any Person shall be deemed to Beneficially Own any securities that such Person has the right to acquire, whether or not such right is exercisable immediately.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or one on which banks are authorized or required to close in Dallas, Texas.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Company Organizational Documents” means (i) the Company’s second amended and restated certificate of incorporation, as amended and (ii) the Company’s amended and restated bylaws, each as in effect as of the date of this Agreement.

“Company Plan” means any “employee benefit plan” (within the meaning of ERISA section 3(3)), “multiemployer plans” (within the meaning of ERISA section 3(37)), and all stock purchase, stock option, phantom stock or other equity-based plan, severance, employment, collective bargaining, change-in-control, fringe benefit, bonus, incentive, deferred compensation and all other employee benefit and compensation plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transactions contemplated by this Agreement or otherwise), whether formal or informal, written or oral, legally binding or not, under which any Employee (or any of their dependents) has any present or future right to compensation or benefits or the Company or its Subsidiaries has had or has any present or future liability or with respect to which it is otherwise bound.

“Contract” means any contract, agreement, license, note, bond, mortgage, indenture, commitment, lease or other instrument or obligation, whether written or oral.

Annex I-1

“Control” means the possession, direct or indirect, of the power to direct, or cause the direction of, the management and policies of a Person, whether through the ownership of voting securities, voting equity, limited liability company interests, general partner interests, or voting interests, by contract or otherwise.

“DGCL” means the General Corporation Law of the State of Delaware.

“Effect” shall have the meaning set forth in the definition of “Material Adverse Effect.”

“Employee” means each current, former, or retired employee, director or officer of the Company or any of its Subsidiaries.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Entity” means any domestic or foreign governmental or regulatory authority, agency, commission, body, court or other legislative, executive or judicial governmental entity.

“Indemnification Agreements” means each of the indemnification agreements by and between the Company and each of the Resigning Directors, each as in effect as of the date of this Agreement.

“Law” means any federal, state, local or foreign law, statute or ordinance, common law, or any rule, regulation, judgment, order, writ, injunction, decree, arbitration award, license or permit of any Governmental Entity.

“Lien” means any pledge, claim, lien, charge, option, right of first refusal, encumbrance and security interest of any kind or nature whatsoever (including any limitation on voting, sale, transfer or other disposition or exercise of any other attribute of ownership).

“Material Adverse Effect” means any event, state of facts, circumstance, development, change, effect or occurrence (an “Effect”) that (a) is materially adverse to the financial condition, business, properties, assets, liabilities or results of operations of the Company and its Subsidiaries taken as a whole, or (b) is materially adverse to the ability of the Company to consummate the transactions contemplated by this Agreement; provided, however, that notwithstanding the foregoing, the term Material Adverse Effect shall not include any Effect to the extent resulting from factors generally affecting the industries or markets in which the Company or any of its Subsidiaries operates; provided, that, the impact of such Effect is not disproportionately adverse to the Company and its Subsidiaries, taken as a whole, relative to other Persons in the industries or markets in which the Company or any of its Subsidiaries operates.

“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature.

Annex I-2

“Representatives,” with respect to any Person, means the directors, officers, employees, investment bankers, financial advisors, attorneys, accountants or other advisors, agents or representatives of such Person.

“SEC” means the Securities and Exchange Commission.

“Subsidiary,” with respect to any Person, means any Person (whether or not incorporated) directly or indirectly owned by such first Person or in respect of which such first Person has the power to vote or control 50% or more of any class or series of capital shares or other equity interests of such second Person.

“Transaction Expenses” means all reasonable and documented out-of-pocket expenses (including without limitation the fees, charges, disbursements and expenses of financial advisors, accountants, consultants, attorneys and other advisors) incurred by the Investor and paid to third parties by the Investor in connection with the transactions contemplated hereby.

“Votes” means the number of votes entitled to be cast generally in the election of directors to the Board.

“Voting Percentage” of a Person means, as of the date of determination, the ratio, expressed as a percentage, of (i) the Votes entitled to be cast by the holders of the Voting Securities Beneficially Owned by such Person to (ii) the aggregate Votes entitled to be cast by all holders of the then-outstanding Voting Securities.

“Voting Securities” means, together, (i) the Common Stock, (ii) any class of capital stock or other securities of the Company other than the Common Stock that are entitled to vote generally in the election of directors to the Board, and (iii) any of the securities described in clauses (i) or (ii) of this definition that a Person has the right to acquire, whether or not such right is exercisable immediately.

Annex I-3

Table of Additional Defined Terms

Agreement	1
Basket	15
Cap	15
Closing Date	2
Common Stock	1
Company	1
Company Financial Statements	7
Company Indemnified Parties	14
Company SEC Documents	7
Computershare	1
DBD	2
Dilution Make-Whole Purchase Price	4
Dilution Make-Whole Shares	3
Disqualification Event	10
Exchange Act	7
Funds	2
Indemnifying Parties	13
Initial Closing	2
Initial Closing Purchase Price	2
Initial Closing Shares	2

Initial Closing Transaction Expenses	14
Investor	1
Investor Covered Persons	11
Investor Indemnified Parties	14
Issuer Covered Person	10
Issuer Covered Persons	10
Losses	14
Management Employment Agreements	1
Material Contract	9
Prospectus	3
Registration Statement	1
Resigning Directors	12
Rights Agreement Amendment	1
Rights Offering	1
Securities Act	7
Shares	4
Stockholders’ Agreement	1
Subsequent Closing	4
Subsequent Closing Notice	3
Voting Agreement Termination	1

Annex I-4

Exhibit 16

EXECUTION VERSION

STOCKHOLDERS’ AGREEMENT

by and among

DOUBLE BLACK DIAMOND OFFSHORE LTD.,

BLACK DIAMOND OFFSHORE LTD.,

and

SWK HOLDINGS CORPORATION

DATED AS OF AUGUST 18, 2014

i

STOCKHOLDERS’ AGREEMENT, dated as of August 18, 2014 (this “Agreement”), by and among DOUBLE BLACK DIAMOND OFFSHORE LTD., a Cayman Islands exempted company, BLACK DIAMOND OFFSHORE LTD, a Cayman Islands exempted company (collectively, the “Stockholder”), and SWK HOLDINGS CORPORATION, a Delaware corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company and the Stockholder desire to establish in this Agreement certain rights and obligations in respect of the shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) owned by the Stockholder, and related matters concerning the Stockholder’s relationship with and investment in the Company; and

WHEREAS, the Company and the Stockholder are party to a Securities Purchase Agreement, dated as of the date hereof (the “Securities Purchase Agreement”), pursuant to which the Company will offer and sell shares of Common Stock to the Stockholder.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:

“Acquiror Purchase Offer” shall have the meaning set forth in Section 7.3.

“Additional Purchase Transaction” shall mean a Purchase Transaction, a Buyback Transaction or a Rule 13e-3 Transaction.

“Affiliate” shall mean with respect to any Person, (a) a Person that directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with such Person or (b) any officer, director, general partner, managing member or trustee of any such Person or any Person described in clause (a), provided that the Stockholder shall not be deemed to be an Affiliate of the Company and vice versa.

“Affiliated Directors” shall mean Directors who are also (i) officers, directors, general partners, managing members or trustees of the Stockholder or its Affiliates or (ii) the Company or its Affiliates.

“Agreement” shall have the meaning set forth in the Preamble.

“Backstop Agent” shall mean any Person that is engaged to purchase the unsubscribed portion of any rights offered in any Rights Offering.

“Beneficially Own” shall have the meaning attributed it in Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date of this Agreement; provided that any Person shall be deemed to Beneficially Own any securities that such Person has the right to acquire, whether or not such right is exercisable immediately.

“Board” shall mean, as of any date, the Board of Directors of the Company in office on that date.

“Business Day” shall mean any day other than a Saturday, Sunday or one on which banks are authorized or required to close in Dallas, Texas.

“Buyback Transaction” shall have the meaning set forth in Section 7.1.

“Cash Flows” shall mean the difference of (a) the sum of (i) all cash payments to be received by the Company and its Subsidiaries related to activities that are consistent with the Investment Policy and are contractually required to be paid to the Company and its Subsidiaries in the four succeeding full fiscal quarters after the date of determination in amounts that are fixed or determinable as of the date of determination, including scheduled interest payments and mandatory amortization payments, fixed royalty payments, fixed revenue sharing and fixed revenue based amortization, plus (ii) 75% of estimated cash payments to be received by the Company and its Subsidiaries in the four succeeding fiscal quarters after the date of determination that are contractually required to be paid to the Company and its Subsidiaries but that are not fixed or determinable as of the date of determination, minus (b) all cash amounts that the Company and its Subsidiaries are contractually obligated to pay to third parties, including cash amounts due as employee compensation and for administrative or other services, other than cash amounts payable with respect to service of Indebtedness.

“Closing Date” shall mean the date of this Agreement.

“Common Stock” shall have the meaning set forth in the Recitals.

“Company” shall have the meaning set forth in the Preamble.

“Company Organizational Documents” shall mean (i) the Company’s second amended and restated certificate of incorporation, as amended, and (ii) the Company’s amended and restated bylaws, each as in effect as of the date of this Agreement.

“Company SEC Documents” shall mean the reports, registrations, documents, filings, statements and submissions filed with the SEC by the Company pursuant to the Securities Act or the Exchange Act.

“Control” shall mean the possession, direct or indirect, of the power to direct, or cause the direction of, the management and policies of a Person, whether through the ownership of voting securities, voting equity, limited liability company interests, general partner interests, or voting interests, by contract or otherwise.

“Director” shall mean any member of the Board.

“Encumbrance” shall mean any lien, pledge, charge, claim, encumbrance, hypothecation, security interest, option, lease, license, mortgage, easement or other restriction or third-party right of any kind, including any right of first refusal, tag-along or drag-along rights or restriction on voting, transferring, lending, disposing or assigning, in each case other than pursuant to this Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Follow On Rights Offering” shall have the meaning set forth in Section 4.1.

“GAAP” shall mean generally accepted accounting principles in the United States.

“Governmental Entity” shall mean any domestic or foreign governmental or regulatory authority, agency, commission, body, court or other legislative, executive or judicial governmental entity.

“Indebtedness” shall mean (a) all funded indebtedness for borrowed money, including notes, bonds, debentures or similar instruments and all prepayment premiums or penalties and other amounts with respect to such Indebtedness, and any unpaid interest and bank fees owing on the Indebtedness, (b) any deferred purchase price payment obligations, (c) liabilities for any underfunded pension or retiree medical plans and any accrued and unpaid severance obligations, (d) obligations in respect of banker’s acceptances or letters of credit, (e) obligations under swaps and other derivatives, (f) all indebtedness secured by any lien on property owned subject to such lien, (g) all capital leases, including, without limitation, all amounts representing the capitalization of rentals in accordance with GAAP or (h) all guarantees with respect to liabilities of a type described in any of clauses (a) through (g) above. For the avoidance of doubt, as used in clause (a) above, funded indebtedness shall be limited to actual amounts drawn under any credit facility.

“Indebtedness to Cash Flow Ratio” shall mean, as of any date of determination, the ratio of (a) all Indebtedness of the Company and its Subsidiaries on a consolidated basis to (b) all Cash Flows of the Company and its Subsidiaries on a consolidated basis.

“Initial Rights Offering” shall mean the Rights Offering, substantially on the terms set forth in the registration statement on Form S-1 filed by the Company with the SEC on February 13, 2014, as the same has been (and as it may be) amended and supplemented (including each amendment and supplement thereto).

“Investment Policy” shall mean the Company’s investment objectives, policies, restrictions and limitations as described on Exhibit A hereto, as the same may be amended, restated, supplemented or otherwise modified from time to time by the Board.

“Law” shall mean any federal, state, local or foreign law, statute or ordinance, common law, or any rule, regulation, judgment, order, writ, injunction, decree, arbitration award, license or permit of any Governmental Entity.

“Material Adverse Effect” shall mean any event, state of facts, circumstance, development, change, effect or occurrence that (a) is materially adverse to the financial condition, business, properties, assets, liabilities or results of operations of the Company and its Subsidiaries taken as a whole or (b) is materially adverse to the ability of the Company to consummate the transactions contemplated by this Agreement.

“New Securities” shall mean shall mean any equity (or equity-based) securities of the Company or any of its Subsidiaries, whether or not now authorized, and rights, options or warrants to purchase such securities, and securities of any type whatsoever that are, or may become, convertible or exchangeable into such securities; provided, that the term “New Securities” does not include: (i) shares of Common Stock issued pursuant to the Warrant Agreement; (ii) shares of Common Stock (as such number of shares is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations) issued directly or upon the exercise of options to directors, officers, employees, or consultants of the Company or any of its Subsidiaries in connection with their service as directors of the Company or any of its Subsidiaries, their employment by the Company or any of its Subsidiaries or their retention as consultants by the Company or any of its Subsidiaries, in each case authorized by the Board and, if applicable, the stockholders of the Company, including, without limitation, pursuant to any of the Company’s stock compensation plans as described in the Company SEC Documents; (iii) shares of the Company’s Common Stock issued in connection with any stock split or stock dividend; and (iv) securities issued to the Company or any of its wholly owned Subsidiaries.

“Non-Affiliated Directors” shall mean any Directors who are not Affiliated Directors.

“NOLs” shall mean the Company’s net operating loss carryforwards for federal income tax purposes.

“Ownership Reduction Event” shall have the meaning set forth in Section 5.1.

“Person” shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature.

“Pro Rata Share” shall have the meaning set forth in Section 9.1(b).

“Proposed Acquiror” shall have the meaning set forth in Section 7.1.

“Related Party Transactions” shall mean any transaction between the Company or any Subsidiary of the Company, on one hand, and the Stockholder and any one or more of its Affiliates, on the other hand, other than (a) compensation of Affiliated Directors, so long as such compensation does not exceed the compensation provided to Directors who are not Affiliated Directors, (b) reimbursement of Affiliated Directors for reasonable out-of-pocket expenses incurred by Affiliated Directors in connection with traveling to and from and attending meetings of the Board and while conducting business at the request of the Company and (c) any transaction or series of related transactions involving aggregate payments to or from the Company or any Subsidiary of the Company that do not exceed $100,000.

“Rights Agreement” shall mean the Second Amended and Restated Rights Agreement, dated as of February 2, 2012, by and between the Company and Computershare Trust Company, N.A., as Rights Agent, as amended, modified or supplemented from time to time.

“Rights Offering” shall mean any issuance of rights offered to the Company’s stockholders that entitles them to purchase New Securities in proportion to their existing holdings, or any other similar issuance to the Company’s stockholders (excluding any rights or securities issued pursuant to the Rights Agreement or any “poison pill” or similar stockholder rights plan now or hereafter in effect).

“Rights Offering Notice” shall have the meaning set forth in Section 4.3(a).

“ROFO Notice” shall have the meaning set forth in Section 9.2(a).

“Rule 13e-3 Transaction” shall have the meaning set forth in Section 7.1.

“Sale Transaction” shall have the meaning set forth in Section 7.1.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Purchase Agreement” shall have the meaning set forth in the Recitals.

“Sponsored Fund” shall have the meaning set forth in Section 5.1(f).

“Stockholder” shall have the meaning set forth in the Preamble.

“Stockholder Purchase Offer” shall have the meaning set forth in Section 7.2.

“Stockholder Support Services” shall have the meaning set forth in Section 5.2.

“Subsidiary” shall mean, with respect to any Person, any Person (whether or not incorporated) directly or indirectly owned by such first Person or in respect of which such first Person has the power to vote or control 50% or more of any class or series of capital shares or other equity interests of such second Person.

“Tangible Assets to Book Equity Ratio” shall mean, as of any date of determination, the ratio of (a) the assets (as defined under GAAP) (not including deferred tax assets as defined under GAAP) of the Company and its Subsidiaries on a consolidated basis to (b) the book value of the total stockholders’ equity of the Company and its Subsidiaries on a consolidated basis (as determined under GAAP).

“Votes” shall mean the number of votes entitled to be cast generally in the election of Directors.

“Voting Percentage” of a Person shall mean, as of the date of determination, the ratio, expressed as a percentage, of (i) the Votes entitled to be cast by the holders of the Voting Securities Beneficially Owned by such Person to (ii) the aggregate Votes entitled to be cast by all holders of the then-outstanding Voting Securities.

“Voting Securities” shall mean, together, (i) the Common Stock, (ii) any class of capital stock or other securities of the Company other than the Common Stock that are entitled to vote generally in the election of Directors and (iii) any of the securities described in clauses (i) and (ii) of this definition that a Person has the right to acquire, whether or not such right is exercisable immediately.

“Warrant Agreement” shall mean that certain Warrant Agreement, dated as of September 6, 2013, by the Company in favor of the Stockholder.

Section 1.2 Other Definitional Provisions. Unless the express context otherwise requires:

(a) the words “hereof”, “herein”, and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(b) the words “date hereof”, when used in this Agreement, shall refer to the date set forth in the Preamble;

(c) the terms defined in the singular have a comparable meaning when used in the plural, and vice versa;

(d) the terms defined in the present tense have a comparable meaning when used in the past tense, and vice versa;

(e) any references herein to “Dollars” and “$” are to United States Dollars;

(f) any references herein to a specific Section shall refer to Sections of this Agreement;

(g) wherever the word “include”, “includes”, or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(h) references herein to any gender includes each other gender; and

(i) the word “or” shall not be exclusive.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Stockholder that:

Section 2.1 Organization. The Company and each of its Subsidiaries is (a) duly organized, validly existing and in good standing as a corporation or other entity under the Laws of its jurisdiction of organization, (b) has requisite corporate or other entity power and authority to own, lease and operate its properties and assets and conduct its business as currently conducted and (c) is duly qualified as a foreign entity for the transaction of business, and is in good standing, under the Laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification except, in the case of clause (c), where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect.

Section 2.2 Authorization. The Company has requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on the part of the Company, and no further approval or authorization is required on the part of the Company. This Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar Laws affecting creditors’ rights generally and by general equitable principles and except as may be limited by applicable Law and public policy.

Section 2.3 Non-Contravention. The execution, delivery and performance by the Company of this Agreement will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation or the amended and restated bylaws of the Company, (ii) conflict with or result in any breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right to termination, acceleration or cancellation under any contract, agreement, license, note, bond, mortgage, indenture, commitment, lease or other instrument or obligation, whether written or oral, to which the Company or any of its Subsidiaries is a party or by which their respective properties may be bound or affected, or (iii) conflict with or violate any Law applicable to the Company, except in the case of clause (ii) and (iii), as would not, individually or in the aggregate, reasonably be likely to impair in any material respect the ability of the Company to perform its obligations under this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

The Stockholder represents and warrants to the Company that:

Section 3.1 Organization and Authority. Each Stockholder (i) is duly organized, validly existing and in good standing under the laws its jurisdiction of organization, (ii) has all limited partnership power and authority to own its property and assets and conduct its business in all material respects as currently conducted, (iii) has been duly qualified as a foreign limited partnership for the transaction of business, and (iv) is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification.

Section 3.2 Authorization. Each Stockholder has all power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The execution, delivery and performance by each Stockholder of this Agreement have been duly authorized by such Stockholder’s governing authority, and no further approval or authorization by any of its partners or other equity owners is required. This Agreement constitutes the valid and binding obligation of each Stockholder, enforceable against such Stockholder in accordance with its terms, except as such may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar Laws affecting creditors’ rights generally and by general equitable principles and except as may be limited by applicable Law and public policy.

Section 3.3 Non-Contravention; Governmental Authorization. The execution, delivery and performance by the Stockholder of this Agreement will not: (i) conflict with or violate any provision of its certificate of formation, limited partnership agreement or similar governing documents; (ii) conflict with or result in any breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right to termination, acceleration or cancellation under any contract, agreement, license, note, bond, mortgage, indenture, commitment, lease or other instrument or obligation, whether written or oral, to which the Stockholder is a party or by which its properties may be bound or affected; or (iii) conflict with or violate any Law applicable to the Stockholder, except in the case of clause (ii) and (iii), as would not, individually or in the aggregate, reasonably be likely to impair in any material respect the ability of the Stockholder to perform its obligations under this Agreement.

ARTICLE IV

RIGHTS OFFERINGS

Section 4.1 Follow On Rights Offerings. Except for the Initial Rights Offering and the transactions contemplated by the Securities Purchase Agreement, until the second anniversary of the Closing Date, but in any case subject to approval of the terms thereof by a special committee of the Non-Affiliated Directors or a subset thereof as a Related Party Transaction pursuant to Section 7.1(b)(ii), the Company shall not seek, negotiate or consummate any sale of New Securities, except through one or more Rights Offerings (each, a “Follow On Rights Offering”) substantially on the same structural terms as the Initial Rights Offering. The Stockholder shall serve as the exclusive Backstop Agent for each Follow On Rights Offering on substantially the same structural terms as the backstop in connection with the Initial Rights Offering. The procedures for taking subscriptions and allocating shares in any Follow On Rights Offering shall be substantially the same as the procedures used in the Initial Rights Offering; provided that if it would be commercially unreasonable to use such procedures in such Follow On Rights Offering, such procedures need not be followed; and provided further that if any such procedures, including the Stockholder’s role as Backstop Agent for the Follow On Rights Offering, would be reasonably likely to jeopardize the Company’s ability to retain the benefit of the NOLs, such procedures need not be followed.

Section 4.2 Additional Rights Offerings. Except for the Initial Rights Offering and any Follow On Rights Offerings (which are not the subject of this Section 4.2 or Section 4.3), until September 6, 2016, the Stockholder (or its designee) shall have the right, in its sole discretion, to serve as the exclusive Backstop Agent for any Rights Offering.

Section 4.3 Procedures for Additional Rights Offerings.

(a) If the Company proposes to undertake a Rights Offering with one or more Backstop Agents, it shall give written notice to the Stockholder of its intention to undertake the Rights Offering (the “Rights Offering Notice”), describing the price and the terms upon which the Company proposes to offer New Securities in the Rights Offering and the terms on which the Company proposes to engage a Backstop Agent(s) for the Rights Offering. The Stockholder (or its designee) shall have 15 days from receipt of any such Rights Offering Notice to agree to serve as the Backstop Agent for the Rights Offering upon the terms specified in the Rights Offering Notice by giving written notice to the Company and stating in such notice the portion of the Rights Offering for which the Stockholder will serve as Backstop Agent.

(b) If the Stockholder (or its designee) fails to provide such written notice within such 15 day period or provides written notice that it elects not to serve as Backstop Agent for all or any portion of the Rights Offering, then the Company shall have 90 days from the expiration of the period set forth above to engage other Backstop Agents as to any portion of the Rights Offering to which the Stockholder has not agreed to serve as Backstop Agent and to consummate the Rights Offering, in each case, upon terms not materially more favorable to the other Backstop Agents and the stockholders of the Company than specified in the Rights Offering Notice. If the Company has not consummated the Rights Offering within such period, then after such period the Company shall not commence any Rights Offering without again first complying with this ARTICLE IV.

(c) If the Stockholder (or its designee) provides written notice within such 15 day period that it elects to serve as Backstop Agent for all or any portion of the Rights Offering, then the Company and the Stockholder (or its designee) shall promptly thereafter execute and deliver a customary engagement letter providing for the terms on which the Stockholder (or its designee) will serve as Backstop Agent. The Company and the Board shall also take all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under the Rights Agreement or any other rights agreement) or other similar anti-takeover provision under the Company’s charter, bylaws or similar charter documents or the laws of its state of incorporation that is or could become applicable to the Company as a result of the Company and the Stockholder (or its designee) consummating any such Rights Offering (including the issuance of any New Securities by the Company to the Stockholder (or its designee) in connection with any such Rights Offering). Any such engagement shall be subject to compliance with applicable federal and state securities laws.

ARTICLE V

INVESTOR SUPPORT

Section 5.1 Investor Support. Until the earlier of (a) such time as the Stockholder’s and its Affiliates’ Voting Percentage is less than 40% (the “Ownership Reduction Event”) and (b) the fifth anniversary of the Closing Date, the Stockholder will:

(a) grant the Company (or any Sponsored Fund) a right of first refusal with respect to any opportunity of the Stockholder to provide capital to companies, institutions or investors in the biotechnology, medical device, medical diagnostics and related tools, animal health and pharmaceutical industries consistent with the Investment Policy;

(b) inform the Company (or any Sponsored Fund) of investment opportunities presented by third parties to the Stockholder that, in the Stockholder’s sole determination, meet the Company’s investment guidelines;

(c) make the Stockholder’s and its Affiliates’ network of financial industry contacts and counterparties available to assist the Company in securing debt funding on attractive terms, attracting equity research coverage and engaging in other matters of similar nature;

(d) support the Company’s syndication efforts to the extent commercially reasonable, and in any event, make referrals to other investors on behalf of the Company and grant supporting references to the Company and its management;

(e) be available as a syndication partner to the Company, if (i) the Company has had priority with respect to any allocation relating to such syndication, (ii) the Stockholder participates on terms (x) no worse than those of the Company’s participation and (y) no better than those of any other syndication partner, (iii) the Stockholder determines in its sole discretion that the syndication is attractive and within the Stockholder’s investment mandate and (iv) to the extent not inconsistent with the requirements in clauses (i) – (iii), such syndication is subject to the investment management agreement by and between the Stockholder and SWK Advisors LLC; and

(f) explore the establishment of an equal joint venture between an Affiliate of the Stockholder and the Company pursuant to which the Company would become the asset manager of a new fund under the “Black Diamond” brand (a “Sponsored Fund”). The ultimate determination to participate in any such joint venture would be made in the Stockholder’s sole discretion. Any joint venture would be subject to the Company (i) fully investing its available financial resources, including prudent leverage, and (ii) establishing a track record sufficient to attract outside investors in a fund format. The Stockholder’s responsibility would include fundraising, regulatory compliance, establishment of entity structuring, fund documentation and a “seed” investment. The Company would be responsible for sourcing, closing and monitoring transactions.

Section 5.2 Stockholder Support Services. The obligations set forth in Section 5.1 are collectively referred to as the “Stockholder Support Services.” For the avoidance of doubt, any Stockholder Support Service that constitutes or results in a Related Party Transaction shall be subject to approval by a special committee of the Non-Affiliated Directors or a subset thereof as a Related Party Transaction pursuant to Section 7.1(b)(ii). In addition, the terms of any Stockholder Support Service that constitutes or results in a Related Party Transaction shall be disclosed to the holders of the Common Stock. Disclosure in a public filing with the SEC, such as a Current Report on Form 8-K, Quarterly Report on Form 10-Q or Annual Report on Form 10-K, shall satisfy such disclosure requirement.

Section 5.3 NOLs. For so long as the Company holds any material NOLs, the Stockholder shall not cause the Company to issue any shares of Common Stock or other equity securities of the Company or otherwise engage in any material transaction unless the Stockholder reasonably believes that such issuance or transaction would not jeopardize the Company’s ability to retain the benefit of the NOLs.

ARTICLE VI

STOCKHOLDER APPROVAL RIGHTS

Section 6.1 Stockholder Approval Rights. Until the Ownership Reduction Event, without the prior written approval of the Stockholder (which approval shall be separate and apart from the voting rights of the Stockholder’s designees on the Board), the Company shall not, and shall cause its Subsidiaries not to, and shall not, and shall cause its Subsidiaries not to, enter into any commitment to:

(a) create, incur, issue, assume or otherwise become liable for (including through a merger, acquisition or otherwise) or refinance or guarantee any Indebtedness that would result in the Company and its Subsidiaries, on a consolidated basis, having or being liable for Indebtedness in an aggregate principal amount that would result in (x) the Indebtedness to Cash Flow Ratio for the succeeding four full fiscal quarters following the date of determination to be greater than 4.5 to 1.0 on a pro forma basis as if both the additional Indebtedness and the funding of any prospective investment for which such Indebtedness is being incurred had been incurred or consummated, as applicable, at the beginning of such four-quarter period or (y) the Tangible Assets to Book Equity Ratio to be greater than 2.0 to 1.0 on a pro forma basis as if the additional Indebtedness had been incurred as of the date of such determination;

(b) offer, issue or sell New Securities to any Person;

(c) enter into or effect any transaction or series of related transactions involving the repurchase, redemption or other acquisition of equity (or equity-based) securities of the Company or any of its non-wholly owned Subsidiaries from any Person;

(d) enter into or effect any transaction or series of related transactions involving the sale, lease, license, exchange, disposition or Encumbrance (including by merger, consolidation, sale of stock or sale of assets) by the Company or its Subsidiaries of any material portion of the Company’s and its Subsidiaries’ assets that (i) taken as a whole, constitute greater than 25% of their total consolidated assets (with total consolidated assets being measured by reference to, and as of the date of, the most recent consolidated balance sheet included in the most recently filed Company SEC Document that includes the Company’s financial statements) or (ii) is not consistent with the Investment Policy;

(e) enter into or effect any transaction or series of related transactions involving the purchase, lease, license, exchange or other acquisition (including by merger, consolidation, acquisition of stock or acquisition of assets) by the Company or any of its Subsidiaries of any assets and/or equity interests of any Person (i) that involves aggregate consideration in excess of an amount equal to 25% of the Company’s and its Subsidiaries’ total consolidated assets (with total consolidated assets being measured by reference to, and as of the date of, the most recent consolidated balance sheet included in the most recently filed Company SEC Document that includes the Company’s financial statements) or (ii) is not consistent with the Investment Policy;

(f) declare or pay any dividend on the Common Stock or any other equity securities of the Company or any of its non-wholly owned Subsidiaries;

(g) make any loan, advance, capital contribution to or investment in any transaction or series of related transactions in any Person (i) in excess of an amount equal to 25% of the Company’s and its Subsidiaries’ total consolidated assets (with total consolidated assets being measured by reference to, and as of the date of, the most recent consolidated balance sheet included in the most recently filed Company SEC Document that includes the Company’s financial statements) or (ii) that is not consistent with the Investment Policy;

(h) make any change in the size of the Board; or

(i) terminate or hire a replacement for the Company’s chief executive officer.

ARTICLE VII

MINORITY PROTECTIONS

Section 7.1 Minority Protections.

(a) Until the earlier of (i) the Ownership Reduction Event and (ii) the fifth anniversary of the Closing Date:

(i) The Stockholder shall not, and shall cause each of its Affiliates not to, directly or indirectly, alone or in concert with any other Person, except, in each case, in accordance with the provisions of Section 7.2:

(A) acquire, offer to acquire or agree to acquire (including from the Company) Beneficial Ownership of any Common Stock that would cause the Stockholder’s and its Affiliates’ Voting Percentage to exceed 76% unless such acquisition has been accepted or approved by a majority of the Non-Affiliated Directors (a “Purchase Transaction”); provided, however, that the Stockholder shall not be permitted to acquire, offer to acquire or agree to acquire (including from the Company) Beneficial Ownership of any Common Stock if such acquisition or contemplated acquisition would be reasonably likely to jeopardize the Company’s ability to retain the benefit of the NOLs; or

(B) cause the Company to engage in stock buybacks of its Common Stock that exceed 3% of the Voting Securities outstanding on the day any such buyback is executed (a “Buyback Transaction”); or

(ii) The Stockholder shall not sell shares of Common Stock to any Person (a “Proposed Acquiror”) that would result in such Person having a Voting Percentage in excess of 40% (and with neither the Stockholder and its Affiliates nor any other holder of Common Stock and its Affiliates holding a Voting Percentage in excess of 40%) (a “Sale Transaction”), except in accordance with Section 7.3;

(b) Until the earlier of (i) the Ownership Reduction Event and (ii) the eighth anniversary of the Closing Date:

(i) The Stockholder shall not, and shall cause each of its Affiliates not to, directly or indirectly, alone or in concert with any other Person, engage in a transaction as described in Rule 13e-3 under the Exchange Act (a “Rule 13e-3 Transaction”) except in accordance with the provisions of Section 7.2;

(ii) Any (A) Related Party Transaction and (B) the voluntarily de-registration of the Common Stock from registration under the Exchange Act, shall be subject to review, evaluation and approval by a special committee of the Non-Affiliated Directors or a subset thereof; and

(iii) The Company shall maintain at least two (2) Directors who are Non-Affiliated Directors.

Section 7.2 Stockholder Purchase Offer. If the Stockholder or its Affiliates proposes to engage in an Additional Purchase Transaction, the Stockholder or its Affiliates shall offer to acquire all of the then-outstanding Common Stock at the same price and on the same terms and conditions as the Additional Purchase Transaction (the “Stockholder Purchase Offer”). For the avoidance of doubt, the Stockholder Purchase Offer may contemplate a merger or other consolidation, a tender offer, or any other transaction that could permit the acquisition of all of the then-outstanding Common Stock. The Stockholder shall not, and shall cause its Affiliates not to, consummate, in whole or in part, any Additional Purchase Transaction or Stockholder Purchase Offer unless such Stockholder Purchase Offer is (i) accepted and approved by a special committee of the Non-Affiliated Directors or a subset thereof, and (ii), in the case of a Rule 13e-3 Transaction, accepted and approved by holders of a majority of the Common Stock held by stockholders of the Company other than the Stockholder and its Affiliates. The Stockholder may, in its sole discretion, withdraw any Stockholder Purchase Offer and terminate any Additional Purchase Transaction at any time. For the avoidance of doubt, any withdrawal of a Stockholder Purchase Offer shall require the termination of the Additional Purchase Transaction giving rise to such Stockholder Purchase Offer.

Section 7.3 Acquiror Purchase Offer. No Sale Transaction shall be consummated unless the Proposed Acquiror shall contemporaneously make a binding offer to acquire all of the then-outstanding Common Stock of the Company, at the same price and on the same terms and conditions as the Sale Transaction (the “Acquiror Purchase Offer”). For the avoidance of doubt, the Acquiror Purchase Offer may contemplate a merger or other consolidation, a tender offer, or any other transaction that permits the acquisition of all of the then-outstanding Common Stock.

ARTICLE VIII

REGISTRATION RIGHTS

Section 8.1 Registration Rights. Each of the Company and the Stockholder acknowledges and agrees that all shares of Common Stock Beneficially Owned by the Stockholder, including shares purchased by the Stockholder pursuant to the Securities Purchase Agreement and in any Rights Offering (including the Initial Rights Offering), and any other securities issued in respect thereof or into which such shares of Common Stock shall be converted or exchanged in connection with stock dividends or distributions, combinations or any similar recapitalizations, shall be deemed to be “Registrable Securities” as defined in, and entitled to the rights and benefits of, and subject to the terms and conditions of, the Registration Rights Agreement between the Company and the Stockholder dated as of September 6, 2013.

ARTICLE IX

RIGHT OF FIRST OFFER ON SUBSEQUENT

ISSUANCES

Section 9.1 General.

(a) Except for the Initial Rights Offering, the transactions contemplated by the Securities Purchase Agreement and any Follow On Rights Offerings (which are not the subject of this Error! Reference source not found.), until September 6, 2016, the Stockholder (or its designees) shall have the right, in its sole discretion, to purchase its Pro Rata Share (as of immediately prior to the issuance of any New Securities) of all or any part of any New Securities that the Company may from time to time issue or sell during such period.

(b) For purposes of this Agreement, the Stockholder’s “Pro Rata Share” shall mean, as of any time, the ratio of (i) the number of fully-diluted shares of Common Stock directly or indirectly owned by the Stockholder and its Affiliates as of such time to (ii) the number of fully-diluted shares of Common Stock actually outstanding as of such time (excluding any shares of Common Stock owned or held by or for the account of the Company or any of its Subsidiaries as of such time); provided that for purposes of this definition, “fully-diluted shares of Common Stock” shall only include shares of Common Stock underlying rights, options or warrants to purchase such Common Stock, and securities of any type whatsoever that are, or may become, convertible into Common Stock, to the extent that (x) all applicable vesting requirements have been satisfied and (y) the per share value of the Common Stock as of such time (which shall be deemed to be the closing price of a share of Common Stock on any stock exchange or automated quotation system on which the Common Stock is then listed or quoted) exceeds the exercise or conversion price per share of Common Stock for such rights, options or warrants to purchase such Common Stock, or securities of any type whatsoever that are, or may become, convertible into Common Stock, in each case, as of such time.

Section 9.2 Procedures.

(a) If the Company proposes to undertake an issuance of New Securities (other than the Initial Rights Offering, the transactions contemplated by the Securities Purchase Agreement or any Follow On Rights Offering), it shall give written notice to the Stockholder of its intention to issue New Securities (the “ROFO Notice”), describing the type of New Securities and the price and the terms upon which the Company proposes to issue such New Securities. The Stockholder (or its designee) shall have 15 days from receipt of any such ROFO Notice to agree to purchase up to the Stockholder’s Pro Rata Share of such New Securities for the price and upon the terms specified in the ROFO Notice by giving written notice to the Company and stating in such notice the quantity of New Securities to be purchased (not to exceed the Stockholder’s Pro Rata Share).

(b) If the Stockholder (or its designee) fails to provide such written notice within such 15 day period or provides written notice that it elects not to purchase all or any portion of the New Securities, then the Company shall have 90 days from the expiration of the periods set forth above to sell all or any New Securities that were not agreed to be purchased by the Stockholder, at a price not less than, and upon terms not materially more favorable to the purchasers of such New Securities than, specified in the ROFO Notice. If the Company has not issued and sold such New Securities within such period, then after such period the Company shall not issue or sell any New Securities without again first complying with this Error! Reference source not found.

(c) If the Stockholder (or its designee) provides written notice within such 15 day period that it elects to purchase any or all of the New Securities, then the Company and the Stockholder (or its designee) shall promptly thereafter proceed to consummate the sale or issuance of New Securities by the Company to the Stockholder (or its designee) on the terms set forth in the ROFO Notice. The Company and its board of directors shall also take all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under the Rights Agreement or any other rights agreement) or other similar anti-takeover provision under the Company’s charter, bylaws or similar charter documents or the laws of its state of incorporation that is or could become applicable to the Company as a result of the Company and the Stockholder (or its designee) consummating any such sale or issuance of New Securities by the Company to the Stockholder (or its designee). Any such sale or issuance to the Stockholder (or its designee) shall be subject to compliance with applicable federal and state securities laws.

ARTICLE X

MISCELLANEOUS

Section 10.1 Injunctive Relief. Each party hereto acknowledges that it would be impossible to determine the amount of damages that would result from any breach of any of the provisions of this Agreement and that the remedy at law for any breach, or threatened breach, of any of such provisions would likely be inadequate and, accordingly, agrees that the other party shall, in addition to any other rights or remedies which it may have, be entitled to such equitable and injunctive relief as may be available from any court of competent jurisdiction to compel specific performance of, or restrain any party from violating, any of such provisions. In connection with any action or proceeding for injunctive relief, each party hereto hereby waives the claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by Law, to have each provision of this Agreement specifically enforced against it, without the necessity of posting bond or other security against it, and consents to the entry of injunctive relief against it enjoining or restraining any breach or threatened breach of such provisions of this Agreement.

Section 10.2 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, legal representatives and permitted assigns. Neither party may directly or indirectly assign any of its rights or delegate any of its obligations under this Agreement, by operation of law or otherwise, without the prior written consent of the other party other than (a) in connection with a change in control of the Stockholder or to any successor of the Company or (b) by the Stockholder in whole or in part, to one or more of its Affiliates so long as the Stockholder remains liable for its obligations as contained herein. Any purported direct or indirect assignment in violation of this Section 10.2 shall be null and void ab initio.

Section 10.3 Amendments; Waiver. No amendment, modification or discharge of this Agreement, and no waiver hereunder, and no extension of time for the performance of any of the obligations hereunder, shall be valid or binding unless set forth in writing and duly executed by (a) the Company where enforcement of the amendment, modification, discharge, waiver or extension is sought against the Company or (b) the Stockholder where enforcement of the amendment, modification, discharge, waiver or extension is sought against the Stockholder. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. The waiver by the Company or the Stockholder of a breach of, or a default under, any of the provisions hereof, or to exercise any right or privilege hereunder, shall not be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. Except as expressly provided in this Agreement, the rights and remedies herein provided are cumulative and none is exclusive of any other, or of any rights or remedies that any party may otherwise have at law or in equity.

Section 10.4 After-Acquired Shares. This Agreement shall apply to all shares of Common Stock Beneficially Owned by the Stockholder and its Affiliates at all times, whether such shares are acquired prior to or after the date hereof.

Section 10.5 Recapitalization, Etc. In the event that any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, shares of capital stock of the Company by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of shares or any other change in the Company’s capital structure, appropriate adjustments shall be made to the provisions of this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

Section 10.6 Further Action. From time to time after the Closing Date, without additional consideration, each party hereto will (or, if appropriate, will cause its Subsidiaries to) execute and deliver such further instruments and take such other action as may be necessary or reasonably requested by another party hereto to make effective the transactions contemplated hereby. Without limiting the foregoing, the Company will, in order to permit the Stockholder and its Affiliates to acquire additional shares of Common Stock to increase their Voting

Percentage to 76%, cause the Rights Agreement to be amended to allow the Stockholder and its Affiliates to increase their Voting Percentage to such amount. Notwithstanding the foregoing, in no event shall the Company or its Subsidiaries be required to take any action that would be reasonably likely to jeopardize the Company’s ability to retain the benefit of the NOLs.

Section 10.7 Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of delivery, if delivered personally, (b) on the date of delivery, if delivered by facsimile during business hours, or on the next Business Day, if delivered by facsimile outside of business hours, in each case upon confirmation of receipt, (c) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier services, or (d) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid, to the parties to this Agreement at the following address or to such other address either party to this Agreement shall specify by notice to the other party:

if to the Company, to:

SWK Holdings Corporation

15770 North Dallas Parkway, Suite 1290

Dallas, Texas 75248

Attention: Chief Executive Officer

Facsimile: (972) 687-7255

if to the Stockholder, to:

Carlson Capital, L.P.

2100 McKinney Avenue

Dallas, Texas 75201

Attention: Christopher W. Haga

Fax: (214) 932-9601

with a copy to (which shall not constitute notice):

Gibson, Dunn & Crutcher LLP

2100 McKinney Avenue, Suite 1100

Dallas, Texas 75201

Attention: Jeffrey A. Chapman

Robert B. Little

Fax: (214) 571-2900

or to such other Persons or addresses as may be designated in writing by the party to receive such notice as provided above.

Section 10.8 Governing Law; Jurisdiction; Forum; Waiver of Trial by Jury.

(a) This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.

(b) The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in any state or federal court located in the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein.

Section 10.9 Interpretation. The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event that an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

Section 10.10 Entire Agreement; No Other Representations. This Agreement constitutes the entire agreement, and supersedes all other prior and contemporaneous agreements, understandings, undertakings, arrangements, representations and warranties, both written and oral, among the parties with respect to the subject matter hereof.

Section 10.11 No Third-Party Beneficiaries. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

Section 10.12 Severability. If any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

Section 10.13 Counterparts; facsimile or.pdf signature. This Agreement may be executed in counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. This Agreement may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers as of the date first written above.

SWK HOLDINGS CORPORATION

By:	/s/ Brett Pope
Name:	Brett Pope
Title:	Chief Executive Officer

DOUBLE BLACK DIAMOND OFFSHORE LTD.

BLACK DIAMOND OFFSHORE LTD.

By:	Carlson Capital, L.P., their investment manager

	By:	/s/ Christopher W. Haga
	Name:	Christopher W. Haga
	Title:	Portfolio Manager

SIGNATURE PAGE TO STOCKHOLDERS’ AGREEMENT